                                                                  EXHIBIT 10.17

                                                                   4/19/96 rev

                          BLACKED-OUT TEXT OMITTED AND
                           SEPARATELY FILED WITH THE
                            SECURITIES AND EXCHANGE
                                   COMMISSION
- --------------------------------------------------------------------------------

                                    AIRCRAFT
                                OPERATING LEASE

- --------------------------------------------------------------------------------

1.0     DATE AND PARTIES

        This aircraft operating lease (this "Agreement"), which is made as of April 19, 1996, is between KITTY HAWK AIRCARGO, INC. ("Kitty Hawk"), a Texas corporation, and PACIFIC EAST ASIA CARGO AIRLINES, INC. ("PEAC"), a Philippines corporation.

2.0     RECITATIONS

        2.1 KITTY HAWK. Kitty Hawk holds a U.S. FAA Part 121 air-carrier certificate and related U.S. DOT authority under which it operates cargo aircraft in lease service.

        2.2 PEAC. PEAC is a Philippine airline providing "on time" air cargo services to customers on schedules and routes between Manila, Jakarta, Singapore and other Approved Flight Destinations.

        2.3 PURPOSE. PEAC wishes to wet lease a cargo aircraft, and Kitty Hawk agrees to wet lease a cargo aircraft to PEAC, under the terms of this Agreement.

3.0     DEFINITIONS AND USAGE

        3.1 PRIMARY DEFINED TERMS. When used herein and capitalized, unless the context clearly indicates otherwise, these terms shall have these special meanings:

        AIRCRAFT: the Initial Aircraft identified in Paragraph 4.2(A), any Upgraded Aircraft under Paragraph 4.2(C), and any Substitute Aircraft under Paragraph 4.2(D) or 4.4, while any of them is operated hereunder.

        APPROVED FLIGHT DESTINATIONS: the airfields listed in Exhibit C, which may be amended from time to time under Paragraph 4.3(E).

Aircraft Operating Lease                                                 Page 1

                                                                    4/19/96 rev


        APPROVED MAINTENANCE PROGRAM: Kitty Hawk's FAA-approved maintenance program for the maintenance of Boeing 727 aircraft.

        APPROVED OPERATIONS SPECIFICATIONS: Kitty Hawk's FAA-approved operation specifications for Boeing 727 aircraft.

        ATO: the Philippine Air Transportation Office, and any successor to any of its functions.

        BASIC RENT: minimum monthly rent payable by PEAC under Paragraph 4.10.

        BLOCK HOUR: each whole or partial hour elapsing from the moment the chocks are removed from the wheels of the Aircraft for Flights until the chocks are next again returned to the wheels of the Aircraft; accumulated to two decimal places throughout each calendar month.

        CAB: the Philippine Civil Aeronautics Board, and any successor to any of its functions.

        COMMENCEMENT DATE: the day the Initial Aircraft first departs Kitty Hawk's DFW Facility for the Manila Airport. The parties anticipate that the Commencement Date will be on or about April 26, 1996.

        CONVENTION: the Warsaw Convention for the Unification of Certain Rules Relating to International Carriage by Air, signed at Warsaw on October 12, 1929, or that convention as amended by the Hague Convention on September 28, 1955, and the Guadalajara Convention on September 18, 1961, whichever may be applicable.

        DFW FACILITY: Kitty Hawk's hangar at DFW Airport, Dallas, Texas.

        DOT: the U.S. Department of Transportation, and any successor to any of its functions.

        FAA: the U.S. Federal Aviation Administration, and any successor to any of its functions.

        FEASI: Federal Express Aviation Services, Inc.

        FLIGHT: a flight of the Aircraft during the Lease Term (i) to initially position the Initial Aircraft from the DFW facility to the Manila Airport, (ii) in connection with maintenance of the Aircraft as required or reasonably necessary under the Approved Maintenance Program or Approved Operations Specifications, (iii) under the Operating


Aircraft Operating Lease                                                 Page 2

                                                                4/19/96 rev

        Schedule, or (iv) for a Special Charter Flight; but the term "Flight" does not include any positioning flight of any Upgraded or Substitute Aircraft, and does not include any repositioning flight of any Aircraft to the DFW Facility.

        FLYING PERSONNEL: Kitty Hawk's flight crews while assigned to the operation of the Aircraft.

        IATA: the International Air Transport Association.

        LEASE TERM: the period beginning on the Commencement Date and ending on the Termination Date.

        MAINTENANCE PERSONNEL: Kitty Hawk's maintenance personnel.

        MANILA AIRPORT: Manila Naia Airport, Philippines.

        OPERATING SCHEDULE: the schedule of repetitive Flights to be performed by the Aircraft, as set forth in Exhibit B, which may be amended from time to time under Paragraph 4.3(D), on routes between Jakarta, Singapore, Manila, and other Approved Flight Destinations.

        PEAC ACOC: the PEAC Aircraft Carrier Operating Certificate issued by the ATO.

        PHILIPPINES: the Republic of the Philippines.

        RENT: Basic Rent and Supplemental Rent.

        SPECIAL CHARTER FLIGHT: a Flight to be performed by the Aircraft under Paragraph 4.3(F).

        SUPPLEMENTAL RENT: any additional monthly rent payable by PEAC under Paragraph 4.10.

        TERMINATION DATE: midnight GMT on the second anniversary of the Commencement Date, or the earlier date on which this Agreement is terminated under Paragraph 4.4, 4.7(D), 4.18 or 4.19.

        TOTAL LOSS: any of the following events with respect to the Aircraft:

        (i) actual, constructive, compromised, agreed or arranged total loss or destruction of the Aircraft; or damage to the Aircraft rendering repair impracticable or uneconomical, or rendering the Aircraft permanently unfit for normal use for any reason;

Aircraft Operating Lease                                                Page 3

                                                                    4/19/96 rev

        (ii) requisition of title to or use of, or other compulsory acquisition, requisition, capture, seizure, deprivation, confiscation, detention or prohibition of use of the Aircraft for any reason by any government, aeronautical authority, or competent authority, whether de jure or de facto; or

        (iii) hijacking, theft, disappearance, condemnation, confiscation or seizure of the Aircraft other than in circumstances referred to in the preceding clause (ii) which deprives PEAC of use of the Aircraft form more than two consecutive days.

        U.S.: the United States of America.

        3.2 OTHER DEFINED TERMS. Other terms are defined elsewhere herein, with the defined term appearing in quotation marks within parentheses immediately following the defining term or phrase. When used in this Agreement, unless the context clearly indicates otherwise, those defined terms shall have those limited meanings.

        3.3 USAGE. Defined terms may be used in the singular or plural. The words "hereof," "herein," "hereby," and "hereunder" always refer to this Agreement as a whole, and never to a particular provision. Unless otherwise clearly indicated, paragraph ("Paragraph") references are to paragraphs hereof.

4.0     COVENANTS, REPRESENTATIONS AND WARRANTIES

        4.1 AGREEMENT TO LEASE. For the Lease Term and under the terms of this Agreement, Kitty Hawk agrees to wet lease the Aircraft to PEAC, and PEAC agrees to take the Aircraft on wet lease.

        4.2     THE AIRCRAFT.

        A. The Aircraft described in Exhibit A (the "Initial Aircraft"), bears manufacturer's serial number 19484 and U.S. registration no. N6809, and is a Stage II aircraft powered by three Pratt & Whitney JT8D-9A engines.

        B. Kitty Hawk represents and warrants to PEAC that (i) Exhibit A accurately describes the Initial Aircraft, which is currently on Kitty Hawk's Approved Operations Specifications, (ii) the Initial Aircraft is under U.S. registration, has an FAA airworthiness certificate, and has all required U.S. governmental authority to carry general cargo for hire in the U.S., and (iii) to the best of


Aircraft Operating Lease                                                 Page 4

                                                                     4/19/96 rev

                Kitty Hawk's knowledge the Initial Aircraft is airworthy and has been maintained in all material respects in conformity with the Approved Maintenance Program and FAA requirements. Kitty Hawk further represents, warrants and promises that subparts
                (ii) and (iii) of the preceding sentence will be true as to any Upgraded or Substitute Aircraft; that subpart (ii) will at all times remain true as to the Aircraft throughout the Lease Term; and that Kitty Hawk will maintain the Aircraft so that subpart
                (iii) will at all times remain true as to the Aircraft throughout the Lease Term. KITTY HAWK MAKES NO OTHER REPRESENTATION OR WARRANTY THAT ANY AIRCRAFT IS OR WILL BE IN ANY RESPECT SUITABLE FOR THE PURPOSES OF THIS AGREEMENT.

        C. By giving to Kitty Hawk an upgrade notice no later than September 30, 1996, and selecting one of the following engine and hushkit configurations, PEAC may elect once to upgrade the Aircraft to a Boeing 727-200 Stage III aircraft, equipped with either (i) Pratt & Whitney JT8D-9 engines and a FEASI lightweight hushkit, or (ii) Pratt & Whitney JT8D-15 engines and a FEASI heavyweight hushkit. If PEAC so elects to upgrade the Aircraft, Kitty Hawk must no later than six months after receiving PEAC's election notice substitute the appropriate upgraded aircraft (an "Upgraded Aircraft") as the Aircraft hereunder, without the substitution disrupting, delaying or canceling any Flight under the Operating Schedule or any Special Charter Flight that Kitty Hawk has consented to operate. If PEAC does not give such an upgrade notice before October 1, 1996, it may do so later, but only if with Kitty Hawk's consent, which Kitty Hawk may withhold, or condition on increase in Basic or Supplemental Rent, delayed substitution of the Upgraded Aircraft, or extension of the Lease Term, if in Kitty Hawk's reasonable opinion (i) the cost, expense or difficulty of the delayed substitution of the Upgraded Aircraft would be materially greater than in the case of a timely notice, (ii) the remaining Lease Term would be insufficient to assure Kitty Hawk reasonable economic return for the dedication of increased capital investment required to supply the Upgraded Aircraft, or
                (iii) the delayed substitution of the Upgraded Aircraft would otherwise materially increase Kitty Hawk's cost of difficulty of performing hereunder.

        D. From time to time, for maintenance, operating or other reasons, Kitty Hawk may, with PEAC's prior written consent, which PEAC must not withhold unreasonably, substitute another aircraft (a "Substitute Aircraft") of the same model,


Aircraft Operating Lease                                                  Page 5

                                                                    4/19/96 rev

                configuration, registration and certification, and of equivalent capability, in place of the Aircraft for which the substitution is made. Kitty Hawk shall not permit such a substitution to disrupt, delay or cancel any Flight under the Operating Schedule or any Special Charter Flight that Kitty Hawk has consented to operate. A Substitute Aircraft in temporary use to enable necessary and prompt maintenance of the Aircraft for which the substitution is made need not be in PEAC livery. PEAC shall have no obligation to pay Rent or Supplemental rent for any Block Hours operated for substitution of Aircraft under this Paragraph 4.2(D), or to pay or reimburse any costs or expenses, including without limitation costs described in Paragraph 4.11, that are incurred by Kitty Hawk in connection with the substitution.

        E. Without relying upon any representation by Kitty Hawk except those in Paragraph 4.2(B), PEAC has determined that a Boeing 727-200 as described in Paragraph 4.2(A) is suitable to perform the Operating Schedule set out in Exhibit B.

4.3     OPERATIONS.

        A. On the Commencement Date, which must be no later than 30 days after Kitty Hawk receives PEAC's Security Deposit under Paragraph 4.10(G), Kitty Hawk must cause the Initial Aircraft to depart the DFW Facility for the Manila Airport, by the shortest reasonable routing, and must promptly after the Commencement Date position the Initial Aircraft to the Manila Airport in PEAC's livery, and be prepared to begin operations under the Operating Schedule.

        B.      Throughout the Lease Term Kitty Hawk shall:

                1. cause sufficient numbers of properly trained, certified, and licensed Flying Personnel (with valid air-transport pilot's licenses and appropriate type endorsements), being at least three flight crews, each including a captain, a first officer, and a flight engineer, to be stationed at Manila and elsewhere as required to operate the Aircraft so as to perform the Operating Schedule;

                2. periodically and upon PEAC's request, report to PEAC all Flying Personnel staffing arrangements and plans; and give PEAC reasonable prior notice of any addition or substitution of Flying Personnel so as to give PEAC a reasonable opportunity to obtain all necessary permits,

Aircraft Operating Lease                                                Page 6

                                                                    4/19/96 rev


                        visas and other authorizations necessary for such addition or substitution;

                3. arrange for the proper management, administration, and performance of maintenance of the Aircraft as may be reasonably required to enable the Aircraft to perform the Operating Schedule, by (i) contracting for commercial maintenance services, sufficient numbers of dedicated maintenance personnel, and adequate lockable parts-storage and office facilities to be provided for the Aircraft at Jakarta by KFS Aviation, Inc., or other reputable and competent maintenance organizations, (ii) establishing and maintaining at Jakarta, and elsewhere if reasonably necessary, a sufficient supply of appropriate spare parts as may be reasonably required to enable the Aircraft to perform the Operating Schedule (and reporting to PEAC before the Commencement Date and periodically upon PEAC's reasonable request thereafter, the principal spare parts in that spare parts supply), and (iii) causing sufficient numbers of properly trained, certified, and licensed Maintenance Personnel to be stationed at Jakarta and elsewhere;

                4. periodically and upon PEAC's request, report to PEAC all contract maintenance arrangements and Maintenance Personnel staffing arrangements and plans; and give PEAC reasonable prior notice of any addition or substitution of Maintenance Personnel, so as to give PEAC a reasonable opportunity to obtain all necessary permits, visas and other authorizations necessary for such addition or substitution;

                5. maintain the Aircraft in accordance with the Approved Maintenance Program, the Approved Operations Specifications, all FAA and manufacturers' directives, and all other laws, rules, regulations, airworthiness directives and orders of U.S. or other governmental authorities having jurisdiction, including performance of transit, service and maintenance checks that may be required from time to time (and give to PEAC reasonable advance notice of at least 30 days before scheduled "B" and "C" checks, and give to PEAC as much advance notice as is practicable in the case of any aircraft substitution arrangements necessitated by those checks or by any



Aircraft Operating Lease                                                Page 7

                                                                     4/19/96 rev

                        unanticipated maintenance required as a result of those checks);

                6. operate the Aircraft in accordance with the Approved Maintenance Program, the Approved Operations Specifications, all FAA and manufacturers' directives, and all other laws, rules, regulations, airworthiness directives and orders of U.S. or other governmental authorities having jurisdiction, with qualified and properly-certificated, and properly-attired Flying Personnel, complying with all flight-time limitations imposed on Kitty Hawk's Flying Personnel by U.S. or other governmental authority;

                7. keep the Aircraft clean internally and externally in accordance with internationally-accepted airline standards;

                8. provide to PEAC all aircraft-related documentation necessary for the operation of the Aircraft, including a copy of Kitty Hawk's operator's certifications, as amended from time to time;

                9. no later than five days after the end of each month during the Lease Term, deliver to PEAC copies of flight logs and such other certifications and data as are reasonably required for the timely calculation of Block Hours and for the timely payment of any Supplemental Rent;

                10. provide all required initial and ongoing recurrent training of Flying and Maintenance Personnel; and provide and be responsible for all costs and expenses of third-party training and examiners, and of any required simulator and related Aircraft flying time solely for such training;

                11. exert its best efforts to cause Flying and Maintenance Personnel to comply fully with all requirements of ATO and other non-U.S. authorities with respect to training, licensing, certification, and dress requirements applicable to the operations of the Aircraft;

                12. exert its best efforts consistent with sound and efficient operating practice, while performing the Operating


Aircraft Operating Lease                                                 Page 8

                                                                   4/19/96 rev

                        Schedule, to minimize flight and ground times of the Aircraft;

                13. exert its best efforts to overcome any operational or technical problems and otherwise exert its best efforts to cause the Aircraft to perform (i) all Flights under and in accordance with the Operating Schedule, and (ii) all Special Charter Flights that Kitty Hawk has consented to operate; and

                14. exert its reasonable good-faith efforts to conduct its operations hereunder and to cause its Flying and Maintenance Personnel at all times to conduct themselves hereunder in accordance with generally-accepted norms of competent, professional air-carrier conduct.

        C. During the Lease Term, Kitty Hawk must only operate the Aircraft on Flights hereunder.

        D. PEAC may from time to time amend the Operating Schedule by changing repetitive scheduled Flights, subject to Kitty Hawk's consent which it must not withhold unreasonably if the amendment does not materially increase Kitty Hawk's costs or difficulty of performance hereunder. PEAC must give to Kitty Hawk notice of any amendment to the Operating Schedule no later than 48 hours before each change in a required movement of the Aircraft; but Kitty Hawk acknowledges that special circumstances may make the required advance notice of amendment to the Operating Schedule impracticable, and in case of such circumstances, shall exert its reasonable efforts to accommodate requests on shorter notice. All Flights under the Operating Schedule must be within commercially-reasonable performance capabilities of the Aircraft, to and from Approved Flight Destinations, and on routes for which PEAC holds all relevant non-U.S. route licenses and other governmental authorizations. PEAC may not require changes to the Operating Schedule that would necessitate a temporary increase in the number of Flying Personnel assigned to the Aircraft.

        E. PEAC may from time to time add airfields to the Approved Flight Destinations by giving Kitty Hawk no less than 10 business days' advance written notice, but only if the FAA accepts the added airfields by endorsing the Approved Operations Specifications, and (ii) the added airfields will not materially increase Kitty Hawk's costs or difficulty of performance

Aircraft Operating Lease                                                 Page 9

                                                                    4/19/96 rev


                hereunder. Kitty Hawk acknowledges that special circumstances may make the required advance notice of addition of Approved Flight Destinations impracticable, and in case of such circumstances, shall exert its reasonable efforts to accommodate requests for addition of Approved Flight Destinations on shorter notice.

        F. PEAC may from time to time request that the Aircraft operate a Special Charter Flight, subject to Kitty Hawk's consent which it must not withhold unreasonably if performing the Special Charter Flight does not materially increase Kitty Hawks' costs or difficulty of performing hereunder. To request a Special Charter Flight, PEAC should give Kitty Hawk at least seven days advance notice to enable Kitty Hawk to make the necessary Flying Personnel and maintenance arrangements and to request any required endorsement of Special Charter Flight destinations on its Approved Operations Specifications; but Kitty Hawk acknowledges that special circumstances may make such advance notice impracticable, and in case of such circumstances, shall exert its reasonable efforts to accommodate requests for Special Charter Flights on shorter notice. All Special Charter Flights must be within commercially-reasonable performance capabilities of the Aircraft, to and from Approved Flight Destinations or other destinations that can be timely endorsed on the Approved Operations Specifications without material expense to Kitty Hawk, and on routes for which PEAC holds all relevant non-U.S. route licenses and other governmental authorizations. PEAC may not require Special Charter Flights that would necessitate a temporary increase in the number of Flying Personnel assigned to the Aircraft.

        G. Notwithstanding that Kitty Hawk and the Flying Personnel will perform all Flights at the request and on behalf of PEAC, that the Aircraft will be endorsed on the PEAC ACOC, and that the operation of the Flights will be monitored by the ATO; the parties acknowledge and agree that the Aircraft and its operations will at all times be under the direction and control of Kitty Hawk and of the captain of the flight crew of Flying Personnel then in charge of the Aircraft. The captain of that flight crew will have complete discretion concerning (i) the load carried, including the amount of cargo and its distribution, (ii) whether or not a Flight should be undertaken,
                (iii) when and where landings should be made, and (iv) all other matters relating to the operation of the Aircraft; and PEAC shall accept



Aircraft Operating Lease                                                Page 10

                                                                    4/19/96 rev


                all such decisions of the captain of the flight crew of Flying Personnel then in charge of the Aircraft as final and binding.

        H. On all Flights under the Operating Schedule and on all Special Charter Flights, Kitty Hawk must carry only cargo tendered by PEAC, and must operate the Aircraft in PEAC's livery (except in the case of a temporary Substitute Aircraft as provided under Paragraph 4.2(D)), with flight crew uniformed as reasonably required by PEAC.

        I. Kitty Hawk must not, and must not be required to, operate the Aircraft in any way that violates (i) any U.S. law, rule or regulation, (ii) any law, rule or regulation of any other country having jurisdiction over the Aircraft, (iii) the Approved Operations Specification, (iv) the Approved Maintenance Program, (v) standard aircraft hull insurance operating limits or conditions, (vi) the dictates of good operating practice, or (vii) the terms and conditions of this Agreement.

        4.4 TOTAL LOSS OF AIRCRAFT. If during the Lease Term the Aircraft suffers a Total Loss, Kitty Hawk must endeavor as soon as possible to replace the Aircraft with a Substitute Aircraft of the same model, configuration, registration and certification, and of equivalent capability, in place of the Aircraft for which the substitution is made, without charge to PEAC for Block Hours flown in the substitution, or any obligation of PEAC for other costs or expenses incurred in the substitution. If Kitty Hawk is unable so to replace the Aircraft with a Substitute Aircraft within 30 days after the occurrence of the Total Loss, this Agreement shall terminate without further liability of either party except as to rights and obligations accrued to such termination, and except that Kitty Hawk shall promptly return to PEAC any Rent prepaid to Kitty Hawk for any period following the occurrence of the Total Loss and any unreturned Earnest Money and Security Deposits that exceed PEAC's obligations to Kitty Hawk accrued to such termination.

        4.5     U. S. AUTHORIZATIONS. Kitty Hawk represents and warrants to
PEAC that it holds, and promises that it shall maintain in effect throughout the Lease Term, at Kitty Hawk's sole expense, (i) an FAA Part 121 air carrier certificate and all required DOT authority to carry general cargo for hire in the U.S., and (ii) all U.S. governmental authorizations required for Kitty
Hawk to operate the Aircraft hereunder.

        4.6 NON-U.S. OPERATING AUTHORIZATIONS. PEAC represents, warrants and promises to Kitty Hawk that PEAC holds or shall obtain, and shall maintain in effect throughout the Lease Term, at PEAC's sole expense, all authorizations and traffic rights by the CAB and other relevant non-U.S. civil


Aircraft Operating Lease                                                Page 11

                                                                     4/19/96 rev


aviation authorities required to enable Kitty Hawk's operation of the Aircraft on Flights without change of registration, so long as Kitty Hawk maintains and operates the Aircraft in accordance with the Approved Maintenance Program, the Approved Operations Specifications, and all other FAA and DOT requirements, but Kitty Hawk shall timely submit at no material cost to Kitty Hawk such applications and documentation as are requested by PEAC for such purposes. PEAC shall timely obtain all visas and work permits required by Flying Personnel and Maintenance Personnel for services hereunder, but Kitty Hawk shall timely submit to PEAC such applications and documentation as are requested by PEAC for such purposes, and Kitty Hawk shall promptly reimburse to PEAC on request all governmental fees or charges for such visas and work permits.

        4.7     ON-TIME PERFORMANCE.

        A. Kitty Hawk shall exert its best efforts to perform all Flights under the Operating Schedule to arrive at each scheduled destination no later than 12 minutes after the scheduled arrival time.

        B. For purposes of determining whether Kitty Hawk has met the on-time-arrival standard of Paragraph 4.7(A), Kitty Hawk will be responsible, except as provided in Paragraph 4.7(C), for:

                1. any arrival delay of more than 12 minutes from any scheduled arrival under the Operating Schedule, caused by Aircraft maintenance failure, by tardiness or unavailability of required Flying Personnel, or by any other operational matter within Kitty Hawk's control; and

                2. any cancellation of a Flight under the Operating Schedule, caused by Aircraft maintenance failure, by tardiness or unavailability of required Flying Personnel, or by any other operational matter within Kitty Hawk's control, which cancellation of a Flight will be deemed an arrival delay of more than 12 minutes from schedule at the scheduled destination of that canceled flight.

        C. For purposes of determining whether Kitty Hawk has met the on-time-arrival standard of Paragraph 4.7(A), Kitty Hawk will not be responsible for any arrival delay or any cancellation of a Flight caused by:

                1. weather conditions being below operating minimums at departure, destination or alternate airport;


Aircraft Operating Lease                                                Page 12

                                                                    4/19/96 rev

                2. any other weather conditions, unless the aircraft could have flown in such conditions in the absence of a maintenance failure;

                3. departure delays attributable to completion of positioning of cargo on the aircraft less than 15 minutes prior to scheduled departure, or to inaccuracy of weight or deficiency in documentation or packaging of cargo;

                4. departure delays attributable to fueling delays beyond Kitty Hawk's reasonable control;

                5.      air-traffic control or other governmental delays;

                6. damage to the Aircraft by PEAC or its agents, by loading or unloading personnel, or by ground equipment; or

                7. acts of God, fire, flood, strike, labor dispute, riot, insurrection, war, or any other cause beyond Kitty Hawk's reasonable control.

        D. If the Aircraft fails in any calendar month during the Lease Term to achieve a minimum level of 95% on-time arrival under the standards of Paragraphs 4.7(A), (B) and (C), PEAC may terminate the Agreement by giving 30 days' advance notice to Kitty Hawk, but only if PEAC gives such notice no later than 30 days after the end of the month of performance failure.

        4.8     OTHER KITTY HAWK PERFORMANCE.

        A.      Kitty Hawk shall during the Lease Term:

                1. exert its best efforts to make available to PEAC general information relating to engineering or commercial matters that becomes known to Kitty Hawk and that may assist PEAC in the conduct of its business;

                2. give immediate notice to PEAC on becoming aware of the details and circumstances of any action or anticipated action by the FAA, ATO, or any other person or entity, concerning alleged or actual violations or noncompliance with any law, rule or regulation, which may prejudice the continued operation of the Aircraft hereunder;


Aircraft Operating Lease                                                Page 13

                                                                    4/19/96 rev

                3. give prompt notice to PEAC upon becoming aware of any labor dispute that affects or may affect Kitty Hawk's performance hereunder.

        B. Kitty Hawk shall be responsible for repositioning the Aircraft to a destination of its choosing promptly after the Termination Date and for all costs and expenses of that repositioning. Moreover, Kitty Hawk shall promptly after the Termination Date remove PEAC's livery from the Aircraft, at Kitty Hawk's sole cost and expense.

        4.9     CHARACTER, PACKAGING, DOCUMENTATION OF CARGO; CARGO LOSS
LIMITATIONS.

        A. PEAC shall only tender to Kitty Hawk cargo that can be transported lawfully.

        B. PEAC shall cause all cargo to be prepared, packed, and loaded so as to endure safe transportation by proper handling in accordance with IATA regulations for the cargo concerned (including dangerous goods). Kitty Hawk shall have no responsibility for packaging or repackaging cargo. PEAC shall provide all necessary or appropriate shipping documentation, and shall provide Kitty Hawk timely and accurate weights on all cargo tendered.

        C. Kitty Hawk may reject any cargo that in the reasonable opinion of the Flying Personnel then in charge of the Aircraft is improperly loaded or in condition such that it could damage the Aircraft. However, such right of rejection is not intended or to be construed to relieve PEAC of any obligation properly to inspect, prepare, protect, pack, mark and document items for shipment, or to impose any liability or obligation upon Kitty Hawk.

        D. PEAC intends to use the Aircraft to carry its customers' general-cargo air freight. Loss or damage to such cargo can result from many unrelated causes, including delayed or incorrect handling, storage, packaging, loading, unloading, and ultimate delivery. KITTY HAWK SHALL NOT BE LIABLE FOR LOSS OF, DAMAGE TO, OR DELAY IN TRANSPORTATION OF ANY CARGO HEREUNDER, WHETHER ARISING IN CONTRACT OR IN TORT OR HOWEVER CAUSED, (I) EXCEPT AS REQUIRED BY THE CONVENTION OR OTHER APPLICABLE LAW, AND (II) EXCEPT FOR ANY SUCH CLAIM


Aircraft Operating Lease                                                Page 14

                                                                    4/19/96 rev

                          BLACKED-OUT TEXT OMITTED AND
                           SEPARATELY FILED WITH THE
                            SECURITIES AND EXCHANGE
                                   COMMISSION

                RESULTING (A) FROM WILLFUL MISCONDUCT OF KITTY HAWK OR ITS FLYING OR MAINTENANCE PERSONNEL, OR (B) FROM THEIR ACTIONS DONE WITH INTENT TO CAUSE DAMAGE, OR DONE RECKLESSLY AND WITH KNOWLEDGE THAT DAMAGE WILL PROBABLY RESULT. PEAC SHALL INDEMNIFY KITTY HAWK AND HOLD IT HARMLESS AGAINST LIABILITY, LOSS AND COST OF DEFENSE UPON ALL CLAIMS FOR WHICH KITTY HAWK HAS NO LIABILITY UNDER THE PRECEDING SENTENCE.

        4.10    RENTAL PAYMENTS.

        A.      PEAC shall pay to Kitty Hawk for use of the Aircraft hereunder
                (i) minimum monthly rent ("Basic Rent") of [BLACKOUT] per calendar month during the Lease Term, plus (ii) additional monthly rent ("Supplemental Rent") of [BLACKOUT] per Block Hour for each Block Hour, if any, in excess of 212 Block Hours in each calendar month during the Lease Term. For any partial calendar month, these items shall be prorated per diem: (i) Basic Rent and (ii) the 212 monthly Block Hours before Supplemental Rent is due.

        B. If PEAC exercises its option under Paragraph 4.2(C) to upgrade the Aircraft, PEAC shall after substitution of the Upgraded Aircraft pay to Kitty Hawk for use of the Aircraft hereunder:

                1. if the PEAC elects an Upgraded Aircraft equipped with JT8D-9 engines and a lightweight hushkit, (i) Basic Rent of [BLACKOUT] per calendar month during the remaining Lease Term plus (ii) Supplemental Rent of [BLACKOUT] per Block Hour in excess of 212 Block Hours in each full calendar month during the remaining Lease Term; and

                2. if the PEAC elects an Upgraded Aircraft equipped with JT8D-15 engines and a heavyweight hushkit, (i) Basic Rent of [BLACKOUT] per calendar month during the remaining Lease Term plus (ii) Supplemental Rent of [BLACKOUT] per Block Hour in excess of 212 Block Hours in each full calendar month during the remaining Lease Term.

        C. For any calendar month that is partly but not entirely within the Lease Term, both (i) Basic Rent and (ii) the 212 monthly Block Hours before Supplemental Rent is due, shall be reduced so as to be in the ratio that (a) the number of days in that calendar month that are within the Lease Term bears to (b) the number of days in that calendar month.




Aircraft Operating Lease                                                Page 15

                                                                   4/19/96 rev

                          BLACKED-OUT TEXT OMITTED AND
                           SEPARATELY FILED WITH THE
                            SECURITIES AND EXCHANGE
                                   COMMISSION

        D. If (i) any Flight under the Operating Schedule is canceled because of unavailability of the Aircraft caused by maintenance failure of any type, by Flying Personnel failure of any kind, or by any other operational matter within Kitty Hawk's control that is not described in Paragraph 4.7(C), and if (ii) the unflown Block Hours for that Flight would have been within the Block Hours covered by Basic Rent; then the Basic Rent for the month in which the Flight was canceled will be reduced by the amount of Basic Rent allocable to the unflown Block Hours, and Kitty Hawk shall promptly reimburse to PEAC any Basic Rent for those unflown Block Hours that PEAC had prepaid.

        E. If PEAC exercises its option under Paragraph 4.2(C) to upgrade the Aircraft, hours of operation of the replaced aircraft incurred in repositioning the replaced aircraft to the DFW Facility, and hours or operation of the aircraft being substituted incurred in positioning that aircraft to begin service as the Aircraft hereunder will not be Block Hours for which Basic or Supplemental Rent is payable, but PEAC will be obligated under Paragraph 4.11(C) to reimburse certain expenses incurred by Kitty Hawk in repositioning the replaced aircraft and in positioning the Substitute Aircraft.

        F. PEAC has delivered to Kitty Hawk a [BLACKOUT] earnest money deposit (the "Earnest Money Deposit") under the preliminary letter agreement between Kitty Hawk and PEAC dated March 6, 1996 (the "Preliminary Letter Agreement"), which Kitty Hawk may apply to costs to change the livery of the Initial Aircraft and to any other agreed costs to be reimbursed by PEAC that are incurred by Kitty Hawk before the Commencement Date. Kitty Hawk must no later than 30 days after the Commencement Date (1) account to PEAC for all expenditures charged against the Earnest Money Deposit, and (2) return the unused balance of the Earnest Money Deposit to PEAC, without interest.

        G. Promptly after execution and delivery of this agreement and before the Commencement Date, PEAC shall pay to Kitty Hawk a [BLACKOUT] deposit (the "Security Deposit"). At the end of the Lease Term, when PEAC has fully complied with its payment and indemnity obligations under the Agreement, Kitty Hawk shall promptly reimburse the Security Deposit to PEAC, with interest compounded annually at the rate of 5% per annum for the period Kitty Hawk holds the Security Deposit.

Aircraft Operating Lease                                               Page 16

                                                                     4/19/96 rev


        H. Before the Commencement Date, PEAC shall pay in advance to Kitty Hawk the prorated Basic Rent for the Initial Aircraft for the period beginning with the Commencement Date and ending April 30, 1996.

        I. For each calendar month beginning with May 1996 and thereafter during the term hereof, PEAC shall pay to Kitty Hawk no later than 10 days after the end of such month (i) the Basic Rent and Supplemental Rent, if any, for such month, and (ii) any other amount payable by PEAC to Kitty Hawk under Paragraph 4.11.

        J. The Security Deposit and all Rent and other amounts payable by PEAC to Kitty Hawk hereunder shall be by wire transfer to Kitty Hawk's account, as follows:

                       Bank One, Texas, N.A.
                       Dallas, Texas, U.S.A.
                       ABA number: 111000614
                       Account of: Kitty Hawk Aircargo, Inc. - Operating Account Account number: 0100128206

        4.11    PEAC'S RESPONSIBILITIES AND PAYMENTS IN ADDITION TO RENT

        A. PEAC shall be responsible for arranging for provision of, and timely paying all costs and expenses incurred in connection with Flights for:

                1.      fuel for the Aircraft;

                2. aircraft navigation, approach and departure, landing and parking permissions;

                3. aircraft overflight rights and other required rights and permissions (except for U.S.);

                4.      Aircraft ground handling; and

                5. cargo handling, containers, and loading and unloading expenses.

        B. PEAC shall be responsible for timely paying all costs and expenses incurred in connection with Flights (excluding maintenance Flights) for:





Aircraft Operating Lease                                                Page 17

                                                                    4/19/96 rev


                1. aircraft inflight communications fees, and all other communication costs reasonably incurred in connection with the operation of the Aircraft hereunder;

                2.      customs and immigration fees or charges;

                3. any excise or sales taxes imposed by any government, except any U.S. state or federal government, upon rent payments hereunder;

                4. ground transportation for Flying Personnel from accommodation to the Manila Airport and return, and hotel accommodations and related and necessary ground transportation for Flying Personnel while away from the Manila Airport in operations hereunder;

                5.      standard PEAC Aircraft catering;

                6. a contribution toward crew-accommodation costs, payable to Kitty Hawk, in the amount of $3,000 per 3-person flight crew of Flying Personnel per month for up to three flight crews, and a reasonable addition contribution toward crew-accommodation costs, not to exceed $1,000 per person, for any additional Flying Personnel reasonably required from time to time to perform the Operating Schedule.

                7. a lockable and secure parts-storage and office facility at the Manila Airport;

                8. painting the Initial Aircraft in PEAC's livery before the Commencement Date (to be charged against the Earnest Money Deposit); and

                9. if PEAC exercises its option under Paragraph 4.2(C) to upgrade the Aircraft, painting the Upgraded Aircraft in PEAC's livery before its substitution.

        C. If PEAC exercises its option under Paragraph 4.2(C) to upgrade the Aircraft, PEAC shall promptly reimburse to Kitty Hawk upon request Kitty Hawk's actual out-of-pocket expenses incurred in repositioning the replaced aircraft to the DFW Facility and in positioning the aircraft to be substituted, by the shortest reasonable routes (including without limitation fuel and aircraft




Aircraft Operating Lease                                                Page 18

                                                                    4/19/96 rev

                inflight communications fees), and of repainting the replaced aircraft to change its livery.

        D. PEAC shall not be responsible, liable or obligated in any way to Kitty Hawk or any of its Flying or Maintenance Personnel for any taxes of any nature levied by any governmental authority with respect to employment or compensation of any Flying or Maintenance Personnel.

        4.12 LIENS ATTRIBUTABLE TO PEAC. PEAC shall not permit any lien, claim or encumbrance to be created or to exist against the Aircraft as a result of any claim against PEAC or as a result of nonpayment of any cost or expense that is to be paid by PEAC under Paragraph 4.11.

        4.13 KITTY HAWK'S PAYMENTS. Excepting costs and expenses to be paid by PEAC under Paragraph 4.11; and in addition to Kitty Hawk's payment obligations expressed elsewhere in this Agreement, Kitty Hawk shall pay all of its costs and expenses of owning, maintaining and operating the Aircraft; including without limitation

        A. salaries, crew accommodations, and standard employee benefits for Flying and Maintenance Personnel (including without limitation gross salaries, per diems, U.S. social security and medicare withholding and taxes, licenses, license validations, medical renewals, loss-of-license insurance, employee-benefit-plan contributions, and other employee benefits, if any, that are payable from time to time), and payroll administration and required U.S. withholding for Flying and Maintenance Personnel;

        B.      oil, fluid and lubricants for the Aircraft;

        C. maintenance, parts and labor for the Aircraft, and all costs of shop-maintenance visits and positioning and repositioning operations of the Aircraft for any maintenance reasons whatsoever;

        D. aircraft hull, liability and war risk insurance upon the Aircraft required under Paragraph 4.14; and

        E. U.S. and Texas taxes, if any, attributable to Kitty Hawk's net income from the Agreement, and its capital and other business operations.

Aircraft Operating Lease                                               Page 19

                                                                    4/19/96 rev

        4.14 INSURANCE. Kitty Hawk must maintain in effect with respect to all Aircraft operations hereunder comprehensive airline liability insurance, including aircraft third-party, passenger, baggage, contractual, cargo, mail and airline general third-party liability insurance, including war and allied perils coverage where available, of at least $200 million combined single limit coverage, any one occurrence, each aircraft (but products in the aggregate), which must name PEAC as an additional insured, must waive subrogation and setoff against PEAC, must provide for severability of interest in all respects save the limit of liability, must be primary without right of contribution from any other insurance with respect to PEAC, and must not be cancelable without 30 days' advance written notice (except 7 days' advance written notice for termination of war and allied perils coverage) to PEAC. Kitty Hawk must within three business days after the execution of this Agreement deliver to PEAC a certificate evidencing such insurance, and if requested by PEAC, copies of insurance policies and endorsements providing such coverage. Kitty Hawk will also maintain in effect throughout the Lease Term such hull all-risk insurance covering the Aircraft, and all other aircraft, engines and spare parts involved in committed to operations hereunder, including war and allied perils coverage where available, as Kitty Hawk is required to maintain by financing covenant or regulatory requirement, or as Kitty Hawk in its discretion deems desirable, except that such hull insurance must waive subrogation against PEAC. If PEAC makes available to Kitty Hawk lower-cost alternative insurance coverage that is equivalent or better in all material respects, in Kitty Hawk's reasonable opinion, than the insurance coverage required or to be maintained by Kitty Hawk under this paragraph, Kitty Hawk must accept such alternative coverage in lieu of the insurance coverage required or to be maintained by Kitty Hawk hereunder, and Basic Rent for the Aircraft shall be adjusted to reflect Kitty Hawk's monthly premium savings for any period of such alternative coverage.

        4.15 EXCLUSION OF WARRANTIES AND LIMITATION OF DAMAGES. Except for Kitty Hawk's express warranties elsewhere herein, KITTY HAWK WITH PEAC'S CONSENT DENIES AND EXCLUDES ALL WARRANTIES, EXPRESS AND IMPLIED, STATUTORY AND OTHERWISE, INCLUDING WITHOUT LIMITATION THAT THE AIRCRAFT IS OR WILL BE FIT FOR ANY PURPOSE. NEITHER KITTY HAWK NOR PEAC SHALL HAVE ANY RESPONSIBILITY TO THE OTHER FOR ANY INCIDENTAL, RESULTANT, OR CONSEQUENTIAL DAMAGES OF ANY KIND.

        4.16 DENIAL OF AGENCY AND JOINT VENTURE. Kitty Hawk has no agency, joint venture or partnership relationship with PEAC, and neither this Agreement nor performance under it shall be deemed or construed to create an agency or joint venture relationship. Neither Kitty Hawk nor PEAC shall have the right hereunder to supervise, direct or control any employee of the other in any manner or for any purpose.




Aircraft Operating Lease                                                Page 20

                                                                    4/19/96 rev


        4.17 DENIAL OF COMMON CARRIER STATUS. Neither Kitty Hawk nor PEAC is a common carrier, and neither Kitty Hawk nor PEAC accepts the obligations of a common carrier.

        4.18 KITTY HAWK DEFAULT. If Kitty Hawk fails timely and materially to comply with any of its obligations hereunder; and if Kitty Hawk fails to remedy such default within 20 business days after PEAC gives to Kitty Hawk notice of such default; then PEAC may without prejudice to any claim against Kitty Hawk terminate this Agreement for cause upon three business days' advance notice to Kitty Hawk.

        4.19 PEAC DEFAULT. If PEAC fails timely to pay any Rent and fails to remedy such default within five business days after Kitty Hawk gives PEAC notice of such default, Kitty Hawk may without further notice suspend operations of the Aircraft hereunder. If PEAC fails timely and materially to comply with any of its other performance, payment or indemnity obligations hereunder, and (i) if PEAC fails to remedy such default within 20 business days after Kitty Hawk gives PEAC notice of such default, and (ii) if GD Express Worldwide fails to cure such PEAC default within five business days after Kitty Hawk gives GD Express Worldwide notice of such default in accordance with Paragraph 5.2, stating (i) that PEAC is in default of its obligations under the Agreement, (ii) that Kitty Hawk will terminate the term of the Agreement and seek to enforce its rights under the guaranty given under Paragraph 4.23(A)(2) if the default is not cured within five business days after the date of the notice, and (iii) the manner in which the default may be cured; then Kitty Hawk may without prejudice to any claim against PEAC or under any guaranty given under Paragraph 4.23(A)(2), terminate this Agreement for cause by notice to PEAC, permanently cease operations hereunder, and return the Aircraft to the U.S.

        4.20 EARLY TERMINATION OF AGREEMENT. If this Agreement terminates under Paragraph 4.4, 4.7(D), 4.18 or 4.19, Kitty Hawk shall end operations of the Aircraft at the termination date, and Kitty Hawk shall promptly return to PEAC any Rent prepaid to Kitty Hawk for any period after the termination and any Earnest Money and Security Deposits to the extent that they in the aggregate exceed PEAC's obligations hereunder to Kitty Hawk accrued but unpaid to the date of such termination (including without limitation any damages for any breach by PEAC).

        4.21    OTHER REPRESENTATIONS AND WARRANTIES.

        A.      PEAC represents and warrants to Kitty Hawk that:

                1. PEAC is a corporation that has been duly formed and is in good standing under the laws of the Philippines, and that



Aircraft Operating Lease                                                Page 21

                                                                    4/19/96 rev

                        it has full authority to execute, deliver and perform its obligations hereunder.

                2. PEAC's execution, delivery and performance hereunder have been duly authorized by all requisite actions, and this Agreement, including without limitation the arbitration provisions of Paragraph 5.4, is enforceable against PEAC in accordance with its terms.

        B.      Kitty Hawk represents and warrants to PEAC that:

                1. Kitty Hawk is a corporation that has been duly formed and is in good standing under the laws of Texas, and that it has full authority to execute, deliver and perform its obligations hereunder.

                2. Kitty Hawk's execution, delivery and performance hereunder have been duly authorized by all requisite action, and this Agreement, including without limitation the arbitration provisions of Paragraph 5.4, is enforceable against Kitty Hawk in accordance with its terms.

        4.22    INDEMNITIES.

        A. Kitty Hawk shall indemnify PEAC and hold it harmless from and against liability, loss and cost of defense attributable to:

                1. breach by Kitty Hawk of any of its representations and warranties in this Agreement, including without limitation any of its representations, warranties and covenants under Paragraphs 4.2(B) and 4.5; or

                2. any claim that is the responsibility of Kitty Hawk under Paragraph 4.13.

        B. PEAC shall indemnify Kitty Hawk and hold it harmless from and against liability, loss and cost of defense attributable to:

                1. breach by PEAC of any of its representations and warranties in this Agreement, including without limitation its representation, warranty and covenant under Paragraph 4.6;

                2. any claim that is the responsibility of PEAC under Paragraph 4.11; or




Aircraft Operating Lease                                                Page 22

                                                                    4/19/96 rev

                3.      breach by PEAC of any of its obligations under Paragraph
                        4.11.

        4.23    OPINION OF COUNSEL; ASSURANCE OF PEAC PERFORMANCE.

        A. PEAC shall no later than three business days before the Commencement Date deliver to Kitty Hawk:

                1. an opinion of counsel, in form and substance reasonably acceptable to Kitty Hawk, expressing favorable opinions as to the matters warranted by PEAC under Paragraph 4.21(A); and

                2. a guaranty by GD Express Worldwide N.V. ("GD Express Worldwide"), or another entity acceptable to Kitty Hawk, subject to enforcement by arbitration under the terms of Paragraph 5.4, and otherwise in form and substance reasonably acceptable to Kitty Hawk, guaranteeing the performance, payment and collection of all of PEAC's obligations hereunder, including without limitation its payment obligations under Paragraphs 4.10 and 4.11 and its indemnity obligations under Paragraph 4.22(B);
                        which guaranty may provide that the guarantor may terminate the guaranty only as to obligations incurred by PEAC after termination of the guaranty (and without diminishing the enforceability of the guaranty as to PEAC obligations incurred before the termination of the guaranty), if:

                        (a) PEAC (or GD Express Worldwide, as PEAC's attorney-in-fact for such purposes, as provided in Paragraph 5.3(K)(1)) by notice to Kitty Hawk requests an assignment of the Agreement that complies with Paragraph 5.3(K)(1), so that Kitty Hawk's withholding its consent to the assignment would be unreasonable; and

                                (i)     Kitty Hawk fails timely to grant its
                                        consent to that requested assignment;
                                        and

                                (ii) Kitty Hawk receives written notice from the guarantor at least five business days before the proposed termination of the guaranty that it will terminate unless Kitty Hawk grants its consent to the requested assignment before the proposed termination; or


Aircraft Operating Lease                                                Page 23

                                                                    4/19/96 rev

                        (b) the guarantor tenders a new and substitute guaranty, otherwise in the form and substance of, and subject to the requirements of, the original guaranty, and by a guarantor reasonably acceptable to Kitty Hawk, guaranteeing the performance, payment and collection of all of PEAC's obligations for the remainder of the Lease Term.

        B. If either of the conditions in Paragraph 4.23(A) is not timely satisfied, Kitty Hawk may terminate this Agreement by notice to PEAC, and if it does so shall promptly return to PEAC any payments that it has then received from PEAC, less any cost or expense incurred by Kitty Hawk to such time in connection with this Agreement, after which neither party shall have further obligation hereunder.

5.0     GENERAL PROVISIONS

        5.1 AMENDMENTS. To amend this Agreement, Kitty Hawk and PEAC must sign a written amendment that identifies by paragraph number the provision that it purports to amend. No amendment shall be effective unless approved in writing by GD Express Worldwide. No noncomplying course of dealing shall be construed to amend this Agreement.

        5.2 NOTICES. All notices hereunder must be in writing. Notices may be given by facsimile, telex, SITA, TNT courier or other physical delivery to a party at its initial notice address below, or to such other notice address as that party designates from time to time by notice to the other party. Delivery of a notice to a Kitty Hawk flight or maintenance crew member engaged in the operating or maintaining the Aircraft shall never be deemed giving of a notice to Kitty Hawk for purposes of this Agreement. Notices given by facsimile, telex or SITA shall be deemed given when transmitted if confirmation of receipt is obtained by answerback or fax confirmation. Other notices shall be deemed given when received at the notice address. Initial notice addresses are:

        A.      if to PEAC:

                Pacific East Asia Cargo Airlines, Inc.
                P.O. Box No. 7776, Manila Domestic Airport
                Philippines
                Facsimile: (63-2) 832 3401
                Attention: Captain B.S. Solis, Managing Director

Aircraft Operating Lease                                                Page 24

                                                                    4/19/96 rev



                with a copy to:

                TNT International Aviation Services
                Archway House
                114/116 St. Leonard's Road
                Windsor SL4 3DG
                Berkshire
                England
                Facsimile: (44-1753) 858172
                SITA:
                Attention: Managing Director

        B.      if to Kitty Hawk:

                Kitty Hawk Aircargo, Inc.
                P.O. Box 612787
                1515 West 20th
                DFW Airport, Texas 75261
                U.S.A.
                Facsimile:  (214) 456-2296
                Attention:  Mr. Tilmon J. Reeves, President

        C.      if to GD Express Worldwide for purposes of Paragraph 4.19:

                GD Express Worldwide N.V.
                Hoogoorddreef 61
                1101 BE Amsterdam
                The Netherlands

        5.3     CONSTRUCTION.

        A. The substantive law of the State of New York shall govern the effect and construction of this Agreement. The U.S. Federal Arbitration Act, and to the extent applicable the 1958 United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards, shall govern the effect and enforceability of provisions of this Agreement concerning arbitration, jurisdiction and venue.

        B.      All dollar amounts hereunder are in U.S. dollars.

        C. A business day is any other than a Saturday, Sunday, or legal holiday in Texas or Manila.

Aircraft Operating Lease                                                Page 25

                                                                    4/19/96 rev




        D. This Agreement binds and benefits the parties and their respective successors and assigns.

        E. All warranties and indemnities hereunder shall survive termination of this Agreement.

        F. No rule of construction resolving any ambiguity against a drafting party shall apply.

        G. Failure to enforce a default hereunder shall not be construed to be a waiver of such default or of any other default.

        H. This Agreement is the entire agreement between Kitty Hawk and PEAC with respect to the subject matter, and merges and supersedes all former agreements, promises or representations, whether oral or written, express or implied, including without limitation the Preliminary Letter Agreement, that relate in any way to the subject matter.

        I. If any provision of this Agreement is invalid or unenforceable, the remaining provisions shall be enforceable.

        J. Titles and headings are only for convenient reference and are not to be construed in interpretation.

        K. No party may assign to another any rights hereunder without the written consent of the other party, except as follows:

                1. With the prior written consent of Kitty Hawk, which it may not withhold unreasonably, PEAC (or GD Express Worldwide, as PEAC's attorney-in-fact, and PEAC represents and warrants to Kitty Hawk that Kitty Hawk may at all times during the Lease Term rely upon the continuing effective authority of GD Express Worldwide to act as PEAC's attorney-in-fact for purposes of such assignment) may assign its rights under this Agreement to a company that forms part of the GD Express Worldwide N.V. Group of Companies, with a view to transferring the operation of the Aircraft from the South East Asia region into the GD Express Worldwide European Air Network, or into any other region in which GD Express Worldwide has established an air network, if (i) the assignee enforceably represents and warrants all matters represented and warranted by PEAC hereunder, and enforceably assumes and agrees to pay and perform all of




Aircraft Operating Lease                                                Page 26

                                                                    4/19/96 rev



                        PEAC's unperformed obligations hereunder, as they may be modified, if at all, by the proposed assignment, (ii) Kitty Hawk receives an opinion of counsel, in form and substance reasonably acceptable to Kitty Hawk, expressing a favorable opinion that the matters represented and warranted by PEAC under Paragraph 4.22(A) are also true as to the assignee, (iii) Kitty Hawk receives a new or renewed guaranty in form and substance reasonably acceptable to Kitty Hawk, guaranteeing the performance, payment and collection of all of the assignee's obligations hereunder, including without limitation its payment obligations under Paragraphs 4.10 and 4.11 and its indemnity obligations under Paragraph 4.22(B), with such modifications to the Agreement, if any, as may be proposed with the assignment, (iv) the assignment, with such modifications to the Agreement, if any, as may be proposed with the assignment, does not materially decrease Kitty Hawk's reasonably-predictable income from performance of the remainder of the Lease Term, or increase Kitty Hawk's difficulty of performance hereunder, and (v) PEAC or the assignee pays all costs and expenses reasonably incurred by Kitty Hawk in connection with the assignment.

                2. Any assignment under the preceding Paragraph 5.3(K)(1) may also be a novation relieving PEAC of its obligations hereunder if PEAC has fulfilled all of its payment and indemnity obligations to the date of the assignment.

        L. Kitty Hawk must consent to a security assignment of PEAC's rights under this Agreement to GD Express Worldwide in connection with the granting of a guaranty under Paragraph 4.23(A)(2), if such security assignment:

                1. does not allow the security assignee to exercise powers as assignee unless (a) PEAC defaults hereunder and fails timely to cure that default, or (b) GD Express Worldwide loses its ability to influence day-to-day operations of PEAC through share holding and corporate and contractual arrangements; and

                2. does not otherwise modify the requirements in Paragraph 5.3(K), which GD Express Worldwide as security assignee must nevertheless fulfill, if it obtains the authority to exercise powers as assignee through the occurrence of one or both




Aircraft Operating Lease                                                Page 27

                                                                    4/19/96 rev


                        of the conditions in Paragraph 5.3(L)(1), before Kitty Hawk's obligations under this Agreement will be altered.

        M. Exhibits A, B and C are attached hereto and incorporated by this reference as parts of this Agreement.

        5.4 AGREEMENT TO ARBITRATE DISPUTES. Any controversy or claim arising out of or relating to this Agreement, or to any breach of this Agreement, shall be settled exclusively by arbitration under the International Arbitration Rules of the American Arbitration Association (the "AAA"); but the locale of any such arbitration shall be New York, New York, or London, England, at the election of the party responding to the first arbitration demand filed with the AAA; arbitrators shall be U.S. or English nationals; and the language of the arbitration shall be English. Any suit to require arbitration hereunder, or to enforce judgment upon an arbitration award, may be brought in the U.S. District Court for the Southern District of New York or in a court of appropriate jurisdiction in London, England. A prevailing party in litigation to require arbitration, in arbitration, or in litigation to enforce an arbitration award shall be entitled to recover reasonable attorneys' fees and costs.


                                  KITTY HAWK AIRCARGO, INC.


                                  By: /s/ RICHARD R. WADSWORTH, JR.
                                      -----------------------------------------
                                      Richard R. Wadsworth, Jr.
                                      Vice President


                                  PACIFIC EAST ASIA CARGO AIRLINES, INC.


                                  By: /s/ BENJAMIN S. SOLIS
                                      -----------------------------------------
                                      Benjamin S. Solis
                                      Authorized representative of
                                      and on behalf of PEAC and of Amihan
                                      Management Services, Inc., PEAC's manager
                                      and agent




Aircraft Operating Lease                                                Page 28

                                   EXHIBIT A
                             AIRCRAFT SPECIFICATION

Boeing 727-200 Aircraft bearing Manufacturer's Serial Number 19484 and U.S. Registration Number N6809 powered by three (3) Pratt & Whitney JT8D-9A engines.

The Aircraft will be in a cargo configuration which will include cargo restraint systems to allow for the carriage of 125" X 88" and 108" X 88" ULD structural containers AAY and ABY IATA specifications in 12 positions.

The Aircraft shall be fresh out of "C" Check and have:

(i)     Dual HF installation;
(ii)    Dual GPS (Trimble TNL 8100) or single GPS plus VLF/Omega GNS; and
(iii) Corrosion Protection Corrosion Prevention cleared for a minimum of two (2) years.

                                   EXHIBIT B

                               OPERATING SCHEDULE

Flight No.      Route      Departure Time    Arrival Time     Days of Operation
- ----------      -----      --------------    ------------     -----------------
PEC316          CGK-SIN         203OLT          2305LT            1,2,3,4
PEC316          CGK-SIN         1450LT          1725LT            6
PEC316          SIN-MNL         1825LT          2200LT            6
PEC316          SIN-MNL         0005LT          0340LT            2,3,4,5
PEC315          MNL-SIN         0425LT          0755LT            2,3,4,5
PEC315          SIN-CGK         1005LT          1040LT            2,3,4,5
PEC315          MNL-SIN         0905LT          1235LT            7
PEC315          SIN-CGK         1335LT          1410LT            7


Days of Operation: Monday is the first day of operation through to Sunday being the seventh day of operation

All times quoted are Local Times for the respective points of departure and arrival.

                                   EXHIBIT C

                          APPROVED FLIGHT DESTINATIONS

Cheju
Clark
Jakarta
Johor Bahru
Kaohsiung
Kuala Lumpur
Mactan
Manila
Pusan
Seoul
Singapore
Subic Bay
Taipei

and all such other airfields as may be mutually agreed between Kitty Hawk and PEAC subject always to the appropriate government approvals to be obtained by PEAC and Kitty Hawk.